UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)     October 7, 2005
                                                         -----------------------


                           ASTRATA GROUP INCORPORATED
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


            000-32475                                      84-1408762
            ---------                                      ----------
     (Commission File Number)                  (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California         90067-2320
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          (Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 282-8646
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)


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Item 1.01   Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02   Unregistered Sales of Equity Securities

      On October 10, 2005 Astrata Group Incorporated (the "Company") announced that it had closed a private placement transaction exempt under Rule 506 of Regulation D of the Securities Act of 1933, as amended, pursuant to a Securities Purchase Agreement dated October 7, 2005 with certain accredited investors (the "Securities Purchase Agreement"). Pursuant to the Securities Purchase Agreement, the Company issued securities in the form of (i) secured convertible notes in the aggregate principal amount of $2,170,000 ("Convertible Notes") and, subject to the terms and conditions set forth therein, convertible into shares of the Company's common stock, par value $.0001 ("Common Stock"), and (ii) warrants to purchase up to 700,000 shares of Common Stock with an initial per share exercise price of $3.00 subject to adjustment ("Warrants"), for an aggregate subscription amount of $1,750,000, of which $700,000 was tendered on October 7, 2005. The Warrants expire on the fifth anniversary of the closing date of the Securities Purchase Agreement. The Company intends to use the net proceeds for general corporate purposes and working capital. The Securities Purchase Agreement further provides that upon (a) the filing of a registration statement registering for resale the Warrants and the Convertible Notes and (b) the effectiveness of such registration statement, the investors party to the Securities Purchase Agreement shall be required to purchase additional (y) secured convertible notes in the aggregate principal amount of $620,000 and warrants to acquire 200,000 shares of Common Stock for an aggregate purchase price of $500,000 and (z) secured convertible notes in the aggregate principal amount of $682,000 and warrants to acquire 220,000 shares of Common Stock for an aggregate purchase price of $550,000, respectively. The private placement was made by H.C. Wainwright & Co., Inc. as placement agent for the sale of the securities. A copy of the Securities Purchase Agreement, the Warrant and the Convertible Note and the Company's press release is attached hereto as Exhibit 10.1, 10.2, 10.3 and 99.1, respectively.

      The Convertible Notes have a maturity date of September 30, 2008, whereupon the full outstanding balance owing thereunder is due and payable. Upon failure to repay outstanding amounts under the Convertible Notes, the Convertible Notes bear interest at a default rate of 15%. The Convertible Notes further provide that the holder of a Convertible Note has the right from time to time to convert any or all of the outstanding principal amount of such Convertible Note into shares of Common Stock at a conversion price equal to the lesser of (i) $2.50 (subject to reduction in the event of certain dilutive issuances, as defined in the Convertible Notes) and (ii) 60% of the average of the lowest five trading prices of the Common Stock during the 20-day period prior to such conversion date; provided, that in no event shall such holder be entitled to own more than 4.99% of the outstanding Common Stock after giving effect to the conversion of such Convertible Note.


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      Additionally, on October 7, 2005 the Company entered into a Registration
Rights Agreement (the "Registration Rights Agreement") pursuant to which it is obligated to prepare and file on or before November 21, 2005, a registration statement covering the resale of the shares underlying the Convertible Notes and the Warrants. The Registration Rights Agreement further provides that the Company is obligated to use commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable, but no later than January 16, 2006. Thereafter, the Company may become subject to certain liquidated damages as described in the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.4.

Item 9.01.        Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit           Description of Exhibit

      10.1 Securities Purchase Agreement dated as of October 7, 2005 by and among Astrata Group Incorporated and the investors set forth on the signature pages thereto.

      10.2  Form of Stock Purchase Warrant

      10.3  Form of Callable Secured Convertible Note

      10.4 Registration Rights Agreement dated as of October 7, 2005 by and among Astrata Group Incorporated and the investors set forth on the signature pages thereto.

      99.1  Press Release


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2005                     ASTRATA GROUP INCORPORATED


                                            By: /s/ Martin Euler
                                                --------------------------------
                                                Martin Euler
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

      Exhibit           Description of Exhibit

      10.1 Securities Purchase Agreement dated as of October 7, 2005 by and among Astrata Group Incorporated and the investors set forth on the signature pages thereto.

      10.2  Form of Stock Purchase Warrant

      10.3  Form of Callable Secured Convertible Note

      10.4 Registration Rights Agreement dated as of October 7, 2005 by and among Astrata Group Incorporated and the investors set forth on the signature pages thereto.

      99.1  Press Release


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